                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): AUGUST 14, 2002

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                            CENTERPOINT ENERGY, INC.
             (Exact name of registrant as specified in its charter)

            TEXAS                      333-69502                74-0694415
(State or other jurisdiction    (Commission File Number)      (IRS Employer
      of incorporation)                                     Identification No.)


             1111 LOUISIANA
             HOUSTON, TEXAS                                        77002
(Address of principal executive offices)                         (Zip Code)


       Registrant's telephone number, including area code: (713) 207-3000

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ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

            (c)   Exhibits.

            The following exhibit is filed herewith:

            99.1 Certificate of Chief Executive Officer and Principal Financial Officer

ITEM 9. REGULATION FD DISCLOSURE.

         In connection with the Quarterly Report on Form 10-Q for the quarterly period ending June 30, 2002, as filed with the Securities and Exchange Commission on August 14, 2002, CenterPoint Energy, Inc. filed as correspondence the certification attached hereto as Exhibit 99.1.

         The information in Item 9 of this report is being furnished, not filed, pursuant to Regulation FD. Accordingly, the information in Item 9 of this report will not be incorporated by reference into any registration statement filed by CenterPoint Energy, Inc. under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated therein by reference.


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           CENTERPOINT ENERGY, INC.



    Date:  August 14, 2002                 By: /s/ R. Steve Letbetter
                                               --------------------------------
                                                   R. Steve Letbetter
                                                   Chief Executive Officer

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                                  EXHIBIT INDEX

EXHIBIT
NUMBER                             EXHIBIT DESCRIPTION
-------                            -------------------
  99.1     Certificate of Chief Executive Officer and Principal Financial Officer


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